CAREER EDUCATION CORPORATION THIRD quarter 2017 investor conference call November 2, 2017 Ashish Ghia Vice President & Interim Chief Financial Officer Todd Nelson President & Chief Executive Officer Exhibit 99.2

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as updated assumptions made by (see, for example, slide 5), and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “believe,” “should,” “will,” “expect,” “estimate,” “continue to,” “outlook,” “trend” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2016 and our subsequent filings with the Securities and Exchange Commission that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason. Certain financial information is presented on a non-GAAP basis. The Company believes it is useful to present non-GAAP financial measures which exclude certain significant and non-cash items as a means to understand the performance of its operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website. Cautionary Statements & Disclosures

Outlook Update Estimated outlook is based on assumptions listed on slide 5 See slides 6-8 for a GAAP to non-GAAP reconciliation of adjusted operating income (loss) Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income Ending cash balance is stated net of short-term borrowings University Group and Corporate Culinary Arts and Transitional Group Ending Cash ACTUALS CEC OUTLOOK (1) 2015 2016 2017 2018 Adjusted Operating Income(2) $82,900,000 $89,300,000 $100 - $105M Growth vs 2017 Adjustments: Depreciation and amortization 15.1 11.2 ~10 2017 Levels Asset impairment 0.5 0.3 None Assumed Unused space charges(3) 1.6 1.1000000000000001 None Assumed Significant legal settlements 0 32 None Assumed Operating Income $65,700,000 $44,700,000 $90 - $95M Growth vs 2017 Adjusted Operating Loss(2) ($70.1M) ($29.8M) ($40 - $45M) ($10 - $15M) Adjustments: Depreciation and amortization 9.9 11.6 ~4 0 Asset impairment 60 1 None Assumed Unused space charges(3) 17.899999999999999 34.700000000000003 ~15 ~5 Operating Loss ($157.9M) ($77.1M) ($59 - $64M) ($15 - $20M) Year-end cash, cash equivalents, restricted cash, and available-for-sale short-term and long-term investments $201M (4) $207M $160M- $165M Increase vs 2017

2017 Outlook – University Group & Corporate Estimated 2017 amounts are based on assumptions listed on slide 5 See slides 6-8 for a GAAP to non-GAAP reconciliation of adjusted operating income (loss) Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income University Group and Corporate 3rd Quarter 2nd Half Full Year 2016 2017 2016 2017 Outlook 2016 2017 Outlook Adjusted Operating Income(1)(2) $18,784,738.659000002 $26.2M $35.7M $48 -$53M $89,300,000 $100 - $105M Adjustments: Depreciation and amortization 2.6 2.6 5.3 ~5 11.2 ~10 Asset impairment 0 0 0.1 None Assumed 0.3 None Assumed Unused space charges (3) 0 0 0 None Assumed 1.1000000000000001 None Assumed Significant legal settlements 0 0 32 None Assumed 32 None Assumed Operating Income(1) $16,190,390.299000001 $23.6M ($1.7M) $43 - $48M $44,700,000 $90 - $95M

Updated Outlook Assumptions Achievement of the outlook included within these slides is based on the following updated key assumptions and factors, among others: Prospective student interest in our programs continues to trend in line with recent experiences Modest total enrollment growth within the University Group Availability and retention of qualified personnel for ongoing investments in our student support operations Achievement of recovery rates for our real estate obligations and timing of any associated lease termination payments consistent with our historical experiences No material changes in the current legal or regulatory environment and excludes legal and regulatory liabilities which are not probable and estimable at this time, and any impact of new or proposed regulations, including the new “borrower defense to repayment” regulations and the gainful employment regulation and any modifications thereto Consistent working capital movements in line with historical operating trends and potential impacts of teach-out campuses on working capital in line with expectations Although these estimates and assumptions are based upon management’s good faith beliefs regarding current events and actions that we may undertake in the future, actual results could differ materially from estimates.

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) CAREER EDUCATION CORPORATION AND SUBSIDIARIES **should match the exhibits table UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) (In thousands) For the Quarter Ended September 30, For the Year to Date Ended September 30, ACTUAL ACTUAL Adjusted Operating Income (Loss) 2017 2016 2017 2016 University Group and Corporate: Operating income (2) (3) $23,622 $16,190.390300000001 $70,041 $62,568.883249999999 Depreciation and amortization (3) 2,605 2,594.34836 7,695 8,474.1754299999993 Asset impairments (3) 0 0 0 237.02598 Unused space charges (3) (4) 0 0 0 1,117.81078 Adjusted Operating Income --University Group and Corporate (5) $26,227 $18,783.738660000003 $77,736 $72,397.895440000008 Transitional Group and Culinary Arts: Operating loss (2) (6) $,-19,083 $,-16,896.110479999999 $,-46,617 $,-39,006.234389999998 Depreciation and amortization (6) 977 2,621.3128500000003 3,673 8,511.7276199999997 Unused space charges (4) (6) 7,347 4,983.4372999999996 11,158 14,123.17117 Adjusted Operating Loss --Transitional and Culinary Arts (5) $,-10,759 $-9,292.3603299999995 $,-31,786 $,-16,371.3356

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) *cont'd*

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS [(1)]

(In thousands, unless otherwise noted)

	For the Second Half July-December 31,		For the Year Ended December 31,			
	ACTUAL	OUTLOOK	ACTUAL	ACTUAL	OUTLOOK	
Adjusted Operating Income (Loss)	2016	2017	2015	2016	2017	2018
University Group and Corporate:						
Operating income [(2) (3)]	$ (1,662)	$43 - $48M	$ 65,749	$ 44,717	$90 - $95M	*Growth vs 2017*
Depreciation and amortization [(3)]	5,284	~5M	15,089	11,164	~10M	*2017 levels*
Asset impairments [(3)]	—	*None Assumed*	507	237	*None Assumed*	
Unused space charges [(3) (4)]	16	*None Assumed*	1,556	1,134	*None Assumed*	
Significant legal settlements [(3)]	32,000	*None Assumed*	—	32,000	*None Assumed*	
Adjusted Operating Income -- University Group and Corporate [(5)]	$ 35,638	$48 - $53M	$ 82,901	$ 89,252	$100 - $105M	*Growth vs 2017*
Transitional Group and Culinary Arts:						
Operating loss [(2) (6)]	$ (54,951)	($31 - $36M)	$ (157,917)	$ (77,061)	($59 - $64M)	($15 - $20M)
Depreciation and amortization [(6)]	5,692	~1M	9,849	11,583	~4M	-
Asset impairments [(6)]	927	*None Assumed*	60,008	927	*None Assumed*	
Unused space charges [(4) (6)]	25,579	~11M	17,940	34,719	~15M	~5M
Adjusted Operating Loss -- Transitional and Culinary Arts [(5)]	$ (22,753)	($19 - $24M)	$ (70,120)	$ (29,832)	($40 - $45M)	($10 - $15M)

7

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) cont’d (1) The Company believes it is useful to present non-GAAP financial measures which exclude certain significant and non-cash items as a means to understand the performance of its operations. As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company’s historical results and to provide estimates of future performance. The Company believes adjusted operating income (loss) allows it to analyze and assess its ongoing operations and compare current operating results with the operational performance of other companies in its industry because it does not give effect to potential differences caused by items it does not consider reflective of underlying operating performance, such as unused space charges and significant legal reserves. In evaluating adjusted operating income (loss), investors should be aware that in the future the Company may incur expenses similar to the adjustments presented above. The presentation of adjusted operating income (loss) should not be construed as an inference that the Company's future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted operating income (loss) has limitations as an analytical tool, and it should not be considered in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of liquidity. Non-GAAP financial measures, when viewed in a reconciliation to corresponding GAAP financial measures, provide an additional way of viewing the Company’s results of operations and the factors and trends affecting the Company’s business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP. (2) Operating income for University Group and Corporate and operating loss for the Transitional Group and Culinary Arts make up the components of operating income (loss). A reconciliation of these components for the quarters and years to date ended September 30, 2017 and 2016 is presented below: For the Quarter Ended September 30, For the Year to Date Ended September 30, ACTUAL ACTUAL 2017 2016 2017 2016 Operating income for University Group and Corporate $23,622 $16,190.390300000001 $70,041 $62,568.883249999999 Operating loss for Culinary Arts and Transitional ,-19,083 ,-16,896.110479999999 ,-46,617 ,-39,006.234389999998 Operating income (loss) $4,539 $-,705.72017999999844 $23,424 $23,562.648860000001 (3) Amounts relate to the University Group and Corporate. (4) Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income. These charges relate to exiting leased space as the Company continues to right-size the organization and therefore are not considered representative of ongoing operations. (5) Management assesses results of operations for the University Group and Corporate separately from the Transitional Group and Culinary Arts. As the Transitional Group and Culinary Arts campuses have been announced for teach-out or have been taught out, management views these operations as not reflective of the ongoing business. As a result, management views adjusted operating income from the University Group and Corporate separately from the remainder of the organization, to assess results and make decisions. (6) Amounts relate to the Transitional Group and Culinary Arts.